Schedule of Investments (unaudited)
August 31, 2024
 ClearBridge MLP and Midstream Fund Inc.
(Percentages shown based on Fund net assets)
Security	Shares/Units	Value
Master Limited Partnerships — 76.0%
Diversified Energy Infrastructure — 41.4%
Energy Transfer LP	3,597,381	$57,917,834
Enterprise Products Partners LP	1,240,000	36,381,600
Genesis Energy LP	1,331,323	18,452,137
Plains All American Pipeline LP	1,427,000	25,600,380
Plains GP Holdings LP, Class A Shares	1,350,251	25,924,819 *
Total Diversified Energy Infrastructure		164,276,770
Gathering/Processing — 15.8%
Hess Midstream LP, Class A Shares	594,190	22,192,997
Western Midstream Partners LP	1,046,721	40,382,496
Total Gathering/Processing		62,575,493
Global Infrastructure — 3.4%
Brookfield Infrastructure Partners LP	423,514	13,615,975
Natural Gas Transportation & Storage — 2.9%
Cheniere Energy Partners LP	234,498	11,485,712
Oil/Refined Products — 12.5%
MPLX LP	1,036,271	44,435,300
Sunoco LP	100,000	5,417,000
Total Oil/Refined Products		49,852,300

Total Master Limited Partnerships (Cost — $290,431,035)		301,806,250
	Shares
Common Stocks — 52.9%
Energy — 52.4%
Oil, Gas & Consumable Fuels — 52.4%
Antero Midstream Corp.	1,442,680	21,452,651
DT Midstream Inc.	57,500	4,518,925
Enbridge Inc.	476,440	19,143,359
Kinder Morgan Inc.	1,180,000	25,452,600
ONEOK Inc.	577,319	53,321,183
Targa Resources Corp.	291,582	42,833,396
TC Energy Corp.	263,880	12,228,199
Williams Cos. Inc.	635,021	29,064,911

Total Energy		208,015,224
Industrials — 0.5%
Commercial Services & Supplies — 0.5%
Aris Water Solutions Inc., Class A Shares	129,530	2,178,695

Total Common Stocks (Cost — $186,801,602)		210,193,919
Total Investments before Short-Term Investments (Cost — $477,232,637)		512,000,169
See Notes to Schedule of Investments.

ClearBridge MLP and Midstream Fund Inc. 2024 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
August 31, 2024
 ClearBridge MLP and Midstream Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Shares	Value
Short-Term Investments — 12.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $49,063,919)	5.087%	49,063,919	$49,063,919 (a)
Total Investments** — 141.2% (Cost — $526,296,556)			561,064,088
Mandatory Redeemable Preferred Stock, at Liquidation Value — (14.4)%			(57,400,045)
Other Liabilities in Excess of Other Assets — (26.8)%			(106,370,427)
Total Net Assets Applicable to Common Shareholders — 100.0%			$397,293,616

*	Non-income producing security.
**	The entire portfolio is subject to a lien, granted to the lender and Senior Note holders, to the extent of the borrowings outstanding and any additional expenses.
(a)	Rate shown is one-day yield as of the end of the reporting period.
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

ClearBridge MLP and Midstream Fund Inc. 2024 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
ClearBridge MLP and Midstream Fund Inc. (the “Fund”) was incorporated in Maryland on March 31, 2010, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 99,285,389 shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in energy master limited partnerships (“MLPs”) and energy midstream entities. There can be no assurance that the Fund will achieve its investment objective.
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in energy MLPs and energy midstream entities (the 80% policy). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of MLP equity securities, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs (including I-Shares), exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. For purposes of the 80% policy, the Fund considers investments in midstream entities as direct or indirect investments in those entities that provide midstream services including the gathering, transporting, processing, fractionation, storing, refining, and distribution of oil, natural gas liquids, natural gas and refined petroleum products. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, fractionating, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund may also invest up to 20% of its managed assets in other securities that are not MLPs or midstream entities. “Managed Assets” means net assets plus the amount of borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.
Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it

ClearBridge MLP and Midstream Fund Inc. 2024 Quarterly Report

Notes to Schedule of Investments (unaudited) (cont’d)
deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Master Limited Partnerships	$301,806,250	—	—	$301,806,250
Common Stocks	210,193,919	—	—	210,193,919
Total Long-Term Investments	512,000,169	—	—	512,000,169
Short-Term Investments†	49,063,919	—	—	49,063,919
Total Investments	$561,064,088	—	—	$561,064,088

†	See Schedule of Investments for additional detailed categorizations.

ClearBridge MLP and Midstream Fund Inc. 2024 Quarterly Report